                                POWER OF ATTORNEY
                                -----------------

     We, the undersigned Trustees and officers of PIMCO California Municipal Income Fund II (the "Trust"), hereby severally constitute and appoint each of Stephen J. Treadway, Newton B. Schott, Jr., and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him to sign for us, and in our name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name                                      Capacity                                    Date
----                                      --------                                    ----
/s/ Stephen J. Treadway                                                           June 28, 2002
-----------------------------------       President
Stephen J. Treadway

/s/ Paul Belica                                                                   June 28, 2002
-----------------------------------       Trustee
Paul Belica

/s/ Robert E. Connor                                                              June 28, 2002
-----------------------------------       Trustee
Robert E. Connor

/s/ John J. Dalessandro II                                                        June 28, 2002
-----------------------------------       Trustee
John J. Dalessandro II

/s/ Hans Kertess                                                                  June 28, 2002
-----------------------------------       Trustee
Hans Kertess

/s/ R. Peter Sullivan, III                                                        June 28, 2002
-----------------------------------       Trustee
R. Peter Sullivan, III

/s/ Newton B. Schott, Jr.                                                         June 28, 2002
-----------------------------------       Vice President and
Newton B. Schott, Jr.                     Secretary

/s/ Brian S. Shlissel                                                             June 28, 2002
-----------------------------------       Treasurer and
Brian S. Shlissel                         Principal Financial and
                                          Accounting Officer